UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2005
                                                --------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2005-WMC1
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                        (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
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            (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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             (Exact name of sponsor as specified in its charter)

        Delaware                   333-113543-25               13-3939229
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(State or other jurisdiction        (Commission                (IRS Employer
  of incorporation of depositor)     File Number            Identification No.
                                  of issuing entity)           of depositor)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices                  (Zip Code of depositor)
      of depositor

Registrant's telephone number, including area code (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On January 25, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as a servicer, WMC Mortgage Corp., as responsible party, Wells Fargo Bank, National Association, as a custodian, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2005-WMC1 Mortgage Pass-Through Certificates, Series 2005-WMC1 (the "Certificates").

      The Company is electing to file certain information regarding each of the Mortgage Loans (as defined in the Pooling and Servicing Agreement) as of September 1, 2006, which information is attached as an exhibit to this report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 99.1 Schedule of information regarding the Mortgage Loans as of September 1, 2006.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 10, 2006                    MORGAN STANLEY ABS CAPITAL I INC.

                                          By:    /s/ Steven Shapiro
                                              --------------------------------
                                              Name:  Steven Shapiro
                                              Title: Managing Director

                              INDEX TO EXHIBITS

Item  601(a)  of                                                  Paper (P) or
Regulation S-K                                                     Electronic
Exhibit No.                Description                                 (E)
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99.1                       Schedule of information regarding the       (E)
                           Mortgage Loans as of September 1,
                           2006.